Integrys Energy Group, Inc.

Fourth Quarter 2012 Earnings

Released February 28, 2013

Contents

Pages
News Release	4
Consolidated Statements of Income	1
Consolidated Statements of Comprehensive Income	1
Consolidated Balance Sheets	1
Consolidated Statements of Cash Flows	1
Diluted Earnings Per Share – Adjusted and Weather Impacts	1
Non-GAAP Financial Information Reported by Segment	4
Non-GAAP Adjusted Earnings Variance Drivers – By Segment	2
Diluted Earnings Per Share Guidance Information	1
Supplemental Quarterly Financial Highlights	4

NEWS RELEASE

For Immediate Release
February 28, 2013

	Contact:	Steven P. Eschbach, CFA
Vice President – Investor Relations
Integrys Energy Group, Inc.
(312) 228-5408

Integrys Energy Group, Inc. Reports Fourth Quarter 2012 Earnings

Operational accomplishments establish framework for future growth

Chicago – February 28, 2013 – Integrys Energy Group, Inc. (NYSE: TEG) recognized earnings on a Generally Accepted Accounting Principles (GAAP) basis and an adjusted basis as follows:

	Quarter Ended December 31		Year Ended December 31
	2012	2011	2012	2011
GAAP earnings (millions)	$68.0	$38.7	$281.4	$227.4
GAAP diluted earnings per share	$0.86	$0.49	$3.55	$2.87
Adjusted earnings (millions) *	$70.2	$79.5	$258.4	$264.3
Diluted earnings per share – adjusted *	$0.89	$1.00	$3.26	$3.34

Adjusted earnings exclude the effects of certain items that are not comparable from one period to the next.

Fourth Quarter Results

Although consolidated GAAP earnings for the fourth quarter were higher in 2012 than in 2011, adjusted earnings were lower. The decrease was driven primarily by lower adjusted earnings at Integrys Energy Services. Realized wholesale margins decreased due to residual contracts for a portion of the business that was divested in 2010. In addition, realized retail margins for this segment were lower mainly due to continued competitive pressure on per-unit margins, partially offset by higher sales volumes.

Earnings for the regulated electric utility segment were also lower quarter over quarter. This decrease was driven by rate case effects at Wisconsin Public Service Corporation. Fuel costs not included in the fuel window were lower relative to the rate case-approved amounts in 2011, resulting in a negative quarter-over-quarter impact.

The impact of rate increases at the regulated natural gas utility companies partially offset the above decreases to

__________________________
* This news release includes non-GAAP financial measures. Schedules that provide details on these measures and reconcile these measures to the most comparable GAAP figures are included with this news release.

Media Hotline: 800-977-2250 - NYSE: TEG
130 East Randolph Drive
Chicago, IL 60601
www.integrysenergygroup.com

Integrys Energy Group, Inc.
Fourth Quarter 2012 Earnings
February 28, 2013

adjusted earnings.

Weather did not have a significant impact on quarter-over-quarter adjusted earnings.

“Integrys Energy Group had a strong year.  The regulated utilities had an excellent year but for the impact of extremely warm weather.  At the same time, our nonregulated business was challenged by continued market pressure,” said Charlie Schrock, Chairman, President and Chief Executive Officer. “All of our businesses established the groundwork for future growth with the pending Fox Energy Center acquisition, progress on our pipeline replacement program in Chicago, and the addition of more than a million new electric customers through the addition of 46 Illinois aggregation municipalities.”

EARNINGS FORECAST

Integrys Energy Group’s guidance range for 2013 diluted earnings per share on a GAAP basis is between $3.03 and $3.53. This guidance assumes continued operational improvements, the availability of generation units, and normal weather conditions. The company's guidance range for 2013 diluted earnings per share – adjusted is between $3.05 and $3.55. Integrys Energy Group is not estimating the impact of derivative and inventory fair value accounting activities for 2013.

SUPPLEMENTAL DATA PACKAGE

A supplemental data package has been posted on Integrys Energy Group’s website. It includes this news release, as well as financial statements, non-GAAP financial information, guidance information for diluted earnings per share, and quarterly financial information by reportable segment.

CONFERENCE CALL

An earnings conference call is scheduled for 8 a.m. Central time on Friday, March 1, 2013. The call can be accessed 15 minutes prior to the scheduled start time by dialing 888-788-9425. Callers will be required to supply EARNINGS as the passcode and MR. STEVEN ESCHBACH as the leader. A replay of the conference call will be available through
April 30, 2013, by dialing 866-463-2176.

Investors may also listen to the live conference or a replay on Integrys Energy Group’s website at
http://www.integrysgroup.com/investor/presentations.aspx.

PowerPoint slides will be posted on the website and will be referred to within the prepared remarks during the call. The slides will be available at 6 a.m. Central time on March 1.

FORWARD-LOOKING STATEMENTS

Financial results in this news release are unaudited. In this news release, Integrys Energy Group makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. These statements are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future results and conditions. Although Integrys Energy Group believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that such statements will prove correct.

Forward-looking statements involve a number of risks and uncertainties. Some risks that could cause actual results to differ materially from those expressed or implied in forward-looking statements include those described in Item 1A of Integrys Energy Group’s Annual Report on Form 10-K for the year ended December 31, 2012, and those identified below.

Integrys Energy Group, Inc.
Fourth Quarter 2012 Earnings
February 28, 2013

•
The timing and resolution of rate cases and related negotiations, including recovery of deferred and current costs and the ability to earn a reasonable return on investment, and other regulatory decisions impacting the regulated businesses;

•
Federal and state legislative and regulatory changes relating to the environment, including climate change and other environmental regulations impacting generation facilities and renewable energy standards;

•
Other federal and state legislative and regulatory changes, including deregulation and restructuring of the electric and natural gas utility industries, financial reform, health care reform, energy efficiency mandates, reliability standards, pipeline integrity and safety standards, and changes in tax and other laws and regulations to which Integrys Energy Group and its subsidiaries are subject;

•	Costs and effects of litigation and administrative proceedings, settlements, investigations, and claims;

•
Changes in credit ratings and interest rates caused by volatility in the financial markets and actions of rating agencies and their impact on Integrys Energy Group's and its subsidiaries' liquidity and financing efforts;

•
The risks associated with changing commodity prices, particularly natural gas and electricity, and the available sources of fuel, natural gas, and purchased power, including their impact on margins, working capital, and liquidity requirements;

•	The timing and outcome of any audits, disputes, and other proceedings related to taxes;

•	The effects, extent, and timing of additional competition or regulation in the markets in which Integrys Energy Group’s subsidiaries operate;

•	The ability to retain market-based rate authority;

•	The risk associated with the value of goodwill or other intangible assets and their possible impairment;

•	The investment performance of employee benefit plan assets and related actuarial assumptions, which impact future funding requirements;

•	The impact of unplanned facility outages;

•	Changes in technology, particularly with respect to new, developing, or alternative sources of generation;

•
The effects of political developments, as well as changes in economic conditions and the related impact on customer use, customer growth, and the ability to adequately forecast energy use for Integrys Energy Group’s customers;

•	Potential business strategies, including mergers, acquisitions, and construction or disposition of assets or businesses, which cannot be assured to be completed timely or within budgets;

•	The risk of terrorism or cyber security attacks, including the associated costs to protect assets and respond to such events;

•	The risk of failure to maintain the security of personally identifiable information, including the associated costs to notify affected persons and to mitigate their information security concerns;

•	The effectiveness of risk management strategies, the use of financial and derivative instruments, and the related recovery of these costs from customers in rates;

•
The risk of financial loss, including increases in bad debt expense, associated with the inability of Integrys Energy Group’s and its subsidiaries’ counterparties, affiliates, and customers to meet their obligations;

•	Unusual weather and other natural phenomena, including related economic, operational, and/or other ancillary effects of any such events;

•	The ability to use tax credit and loss carryforwards;

•	The financial performance of American Transmission Company and its corresponding contribution to Integrys Energy Group’s earnings;

•	The effect of accounting pronouncements issued periodically by standard-setting bodies; and

•	Other factors discussed in reports Integrys Energy Group files with the United States Securities and Exchange Commission.

Except to the extent required by the federal securities laws, Integrys Energy Group undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Integrys Energy Group, Inc.
Fourth Quarter 2012 Earnings
February 28, 2013

About Integrys Energy Group, Inc.
Integrys Energy Group is a diversified energy holding company with regulated natural gas and electric utility operations (serving customers in Illinois, Michigan, Minnesota, and Wisconsin), an approximate 34% equity ownership interest in American Transmission Company (a federally regulated electric transmission company operating in Wisconsin, Michigan, Minnesota, and Illinois), and nonregulated energy operations.
More information is available at www.integrysgroup.com.

– Unaudited Financial Statements to Follow –

INTEGRYS ENERGY GROUP, INC

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended December 31		Twelve Months Ended December 31
(Millions, except per share data)	2012	2011	2012	2011

Utility revenues	$842.6	$858.8	$2,959.5	$3,294.5
Nonregulated revenues	354.6	268.5	1,252.9	1,391.4
Total revenues	1,197.2	1,127.3	4,212.4	4,685.9

Utility cost of fuel, natural gas, and purchased power	399.9	423.7	1,326.3	1,635.3
Nonregulated cost of sales	310.2	291.0	1,040.2	1,274.2
Operating and maintenance expense	282.7	265.0	1,031.3	1,024.8
Depreciation and amortization expense	63.1	62.5	250.7	247.7
Taxes other than income taxes	22.5	23.7	96.4	97.1
Operating income	118.8	61.4	467.5	406.8

Earnings from equity method investments	21.7	19.8	87.2	79.4
Miscellaneous income	2.1	1.2	9.3	5.3
Interest expense	(30.2)	(30.2)	(120.2)	(128.2)
Other expense	(6.4)	(9.2)	(23.7)	(43.5)

Income before taxes	112.4	52.2	443.8	363.3
Provision for income taxes	43.2	13.4	149.8	133.3
Net income from continuing operations	69.2	38.8	294.0	230.0

Discontinued operations, net of tax	(0.5)	0.7	(9.7)	0.5
Net income	68.7	39.5	284.3	230.5

Preferred stock dividends of subsidiary	(0.8)	(0.8)	(3.1)	(3.1)
Noncontrolling interest in subsidiaries	0.1	—	0.2	—
Net income attributed to common shareholders	$68.0	$38.7	$281.4	$227.4

Average shares of common stock
Basic	78.6	78.7	78.6	78.6
Diluted	79.3	79.3	79.3	79.1

Earnings (loss) per common share (basic)
Net income from continuing operations	$0.87	$0.48	$3.70	$2.89
Discontinued operations, net of tax	—	0.01	(0.12)	—
Earnings per common share (basic)	$0.87	$0.49	$3.58	$2.89

Earnings (loss) per common share (diluted)
Net income from continuing operations	$0.86	$0.48	$3.67	$2.87
Discontinued operations, net of tax	—	0.01	(0.12)	—
Earnings per common share (diluted)	$0.86	$0.49	$3.55	$2.87

Dividends per common share declared	$0.68	$0.68	$2.72	$2.72

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)	Three Months Ended December 31		Twelve Months Ended December 31
(Millions)	2012	2011	2012	2011

Net income	$68.7	$39.5	$284.3	$230.5

Other comprehensive income (loss), net of tax:
Cash flow hedges
Unrealized net gains (losses) arising during period, net of tax of $ - million, $(0.8) million,	(0.1)	—	(0.2)	1.5
$(0.1) million, and $0.4 million, respectively
Reclassification of net losses to net income, net of tax of $(0.6) million, $1.0 million,	2.4	2.0	6.5	7.4
$2.0 million, and $4.4 million, respectively
Cash flow hedges, net	2.3	2.0	6.3	8.9

Defined benefit pension plans
Pension and other postretirement benefit costs arising during period, net of tax of $(4.4) million,	(6.1)	(7.5)	(6.1)	(7.5)
$(5.7) million, $(4.4) million, and $(5.7) million, respectively
Amortization of pension and other postretirement benefit costs included in net periodic benefit cost,	0.3	0.1	1.4	0.8
net of tax of $0.3 million, $0.2 million, $1.0 million, and $0.6 million, respectively
Defined benefit pension plans, net	(5.8)	(7.4)	(4.7)	(6.7)

Other comprehensive income (loss), net of tax	(3.5)	(5.4)	1.6	2.2

Comprehensive income	65.2	34.1	285.9	232.7

Preferred stock dividends of subsidiary	(0.8)	(0.8)	(3.1)	(3.1)
Noncontrolling interest in subsidiaries	0.1	—	0.2	—
Comprehensive income attributed to common shareholders	$64.5	$33.3	$283.0	$229.6

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED BALANCE SHEETS (Unaudited)	At December 31
(Millions)	2012	2011

Assets
Cash and cash equivalents	$27.4	$28.1
Collateral on deposit	41.0	50.9
Accounts receivable and accrued unbilled revenues, net of reserves of $43.5 and $47.1, respectively	796.8	737.7
Inventories	271.9	297.6
Assets from risk management activities	145.4	227.2
Regulatory assets	110.8	125.1
Assets held for sale	10.1	28.8
Deferred income taxes	64.3	94.2
Prepaid taxes	152.8	209.6
Other current assets	38.6	29.0
Current assets	1,659.1	1,828.2

Property, plant, and equipment, net of accumulated depreciation of $3,114.7 and $3,006.6, respectively	5,501.9	5,175.5
Regulatory assets	1,813.8	1,658.5
Assets from risk management activities	45.3	64.4
Equity method investments	512.2	476.3
Goodwill	658.3	658.4
Other long-term assets	136.8	121.9
Total assets	$10,327.4	$9,983.2

Liabilities and Equity
Short-term debt	$482.4	$303.3
Current portion of long-term debt	313.5	250.0
Accounts payable	457.7	426.6
Liabilities from risk management activities	181.9	311.5
Accrued taxes	83.0	70.5
Regulatory liabilities	65.6	67.5
Liabilities held for sale	0.2	27.3
Other current liabilities	229.0	217.0
Current liabilities	1,813.3	1,673.7

Long-term debt	1,931.7	1,845.0
Deferred income taxes	1,203.8	1,070.7
Deferred investment tax credits	49.3	44.0
Regulatory liabilities	370.5	332.5
Environmental remediation liabilities	651.5	615.1
Pension and other postretirement benefit obligations	625.2	749.3
Liabilities from risk management activities	58.4	102.0
Asset retirement obligations	411.2	397.2
Other long-term liabilities	135.7	141.1
Long-term liabilities	5,437.3	5,296.9

Commitments and contingencies

Common stock – $1 par value; 200,000,000 shares authorized; 78,287,906 shares issued; 77,902,467 shares outstanding	78.3	78.3
Additional paid-in capital	2,574.6	2,579.1
Retained earnings	431.5	363.6
Accumulated other comprehensive loss	(40.9)	(42.5)
Shares in deferred compensation trust	(17.7)	(17.1)
Total common shareholders' equity	3,025.8	2,961.4

Preferred stock of subsidiary – $100 par value; 1,000,000 shares authorized; 511,882 shares issued; 510,495 shares outstanding	51.1	51.1
Noncontrolling interest in subsidiaries	(0.1)	0.1
Total liabilities and equity	$10,327.4	$9,983.2

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)	Year Ended December 31
(Millions)	2012	2011

Operating Activities
Net income	$284.3	$230.5
Adjustments to reconcile net income to net cash provided by operating activities
Discontinued operations, net of tax	9.7	(0.5)
Depreciation and amortization expense	250.7	247.7
Recoveries and refunds of regulatory assets and liabilities	49.9	56.1
Net unrealized (gains) losses on energy contracts	(40.3)	45.2
Bad debt expense	26.2	35.0
Pension and other postretirement expense	62.1	59.9
Pension and other postretirement contributions	(287.5)	(131.5)
Deferred income taxes and investment tax credits	148.2	174.1
Equity income, net of dividends	(17.5)	(14.8)
Other	20.1	45.9
Changes in working capital
Collateral on deposit	9.6	(17.3)
Accounts receivable and accrued unbilled revenues	(26.2)	93.4
Inventories	28.5	(37.1)
Other current assets	6.1	55.3
Accounts payable	22.0	(37.3)
Other current liabilities	23.1	(86.8)
Net cash provided by operating activities	569.0	717.8

Investing Activities
Capital expenditures	(594.3)	(310.1)
Proceeds from the sale or disposal of assets	10.4	7.6
Capital contributions to equity method investments	(27.4)	(37.6)
Acquisition of compressed natural gas fueling companies, net of cash acquired	1.3	(42.6)
Other	5.0	(10.8)
Net cash used for investing activities	(605.0)	(393.5)

Financing Activities
Short-term debt, net	179.1	303.3
Redemption of notes payable	—	(10.0)
Issuance of long-term debt	428.0	50.0
Repayment of long-term debt	(278.2)	(565.8)
Proceeds from stock option exercises	55.8	10.3
Shares purchased for stock-based compensation	(89.9)	(17.0)
Payment of dividends
Preferred stock of subsidiary	(3.1)	(3.1)
Common stock	(211.9)	(206.4)
Issuance of common stock	—	2.0
Payments made on derivative contracts related to divestitures classified as financing activities	(23.7)	(31.9)
Other	(1.0)	(9.5)
Net cash provided by (used for) financing activities	55.1	(478.1)

Change in cash and cash equivalents - continuing operations	19.1	(153.8)
Change in cash and cash equivalents - discontinued operations
Net cash provided by operating activities	4.8	4.1
Net cash provided by (used for) investing activities	2.4	(0.9)
Net cash used for financing activities	(27.0)	(0.3)
Net change in cash and cash equivalents	(0.7)	(150.9)
Cash and cash equivalents at beginning of year	28.1	179.0
Cash and cash equivalents at end of year	$27.4	$28.1

Integrys Energy Group, Inc.

Diluted Earnings Per Share – Adjusted
and Weather Impacts

Diluted Earnings Per Share Information (Non-GAAP Information)

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). In addition, we disclose and discuss diluted earnings per share (EPS) – adjusted and adjusted earnings (loss), which are non-GAAP measures. Management uses these measures in its internal performance reporting and for reports to the Board of Directors. We disclose these measures in our quarterly earnings releases, on investor conference calls, and during investor conferences and related events. Management believes that diluted EPS – adjusted and adjusted earnings (loss) are useful measures for providing investors with additional insight into our operating performance. These measures allow investors to better compare our financial results from period to period, as they eliminate the effects of certain items that are not comparable. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in conformance with GAAP. Tax impacts are calculated using the applicable combined federal and state statutory rate modified for any attributable permanent tax effect and/or tax credit.

	Three Months Ended December 31		Year Ended December 31
	2012	2011	2012	2011
Diluted EPS	$0.86	$0.49	$3.55	$2.87

Special Items (net of taxes):

Net noncash losses (gains) related to derivative and inventory accounting activities	0.03	0.56	(0.34)	0.42

Tax benefit at the regulated utility segments related to health care reform legislation	—	(0.07)	(0.07)	(0.05)

Discontinued operations	—	(0.01)	0.12	—

Tax expense resulting from Michigan law change	—	—	—	0.05

Impairment losses on property, plant, and equipment	—	0.03	—	0.04

Restructuring expense	—	—	—	0.01

Diluted EPS – adjusted	$0.89	$1.00	$3.26	$3.34

Average Shares of Common Stock – Diluted (in millions)	79.3	79.3	79.3	79.1

Weather Impacts (Compared to Normal, Net of Decoupling)

	Three Months Ended December 31			Year Ended December 31
Dollar Impacts, net of taxes (Millions)	2012		2011	2012		2011
Natural Gas Utility Segment	$(4.4)	(1)	$(3.2)	$(26.5)	(2)	$(0.7)
Electric Utility Segment	(0.6)		(1.2)	(2.9)		(1.3)
Integrys Energy Services – Core	(0.5)		(0.3)	(2.7)		0.5
Total	$(5.5)		$(4.7)	$(32.1)		$(1.5)

(1) Reflects the $1.0 million after-tax impact of an increase in reserves against regulatory assets at Peoples Gas and North Shore Gas related to permanent decoupling mechanisms.
(2) Reflects the $9.9 million after-tax impact of an increase in reserves against regulatory assets at Peoples Gas and North Shore Gas related to permanent decoupling mechanisms.

	Three Months Ended December 31			Year Ended December 31
Diluted EPS Impacts, net of taxes	2012		2011	2012		2011
Natural Gas Utility Segment	$(0.05)	(1)	$(0.04)	$(0.33)	(2)	$(0.01)
Electric Utility Segment	(0.01)		(0.02)	(0.04)		(0.02)
Integrys Energy Services – Core	(0.01)		—	(0.03)		0.01
Total	$(0.07)		$(0.06)	$(0.40)		$(0.02)

(1) Reflects the $0.01 after-tax impact of an increase in reserves against regulatory assets at Peoples Gas and North Shore Gas related to permanent decoupling mechanisms.
(2) Reflects the $0.12 after-tax impact of an increase in reserves against regulatory assets at Peoples Gas and North Shore Gas related to permanent decoupling mechanisms.

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the quarters ended December 31, 2012 and 2011.

December 31, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$40.0	$15.5	$12.6	$8.2	$(2.1)	$(6.2)	$68.0

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities	0.1	—	—	—	1.6	—	1.7
Discontinued operations	—	—	—	—	0.5	—	0.5
Adjusted earnings (loss)	$40.1	$15.5	$12.6	$8.2	$—	$(6.2)	$70.2

December 31, 2011 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$44.9	$17.7	$12.2	$13.2	$(47.0)	$(2.3)	$38.7

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities at Integrys Energy Services	—	—	—	—	44.6	—	44.6
Tax benefit related to health care reform legislation	(5.8)	—	—	—	—	—	(5.8)
Discontinued operations	—	—	—	—	(0.3)	(0.4)	(0.7)
Impairment losses on property, plant, and equipment	—	—	—	—	2.8	—	2.8
Net gain on disposition related to Integrys Energy Services' strategy change	—	—	—	—	(0.1)	—	(0.1)
Adjusted earnings (loss)	$39.1	$17.7	$12.2	$13.2	$—	$(2.7)	$79.5

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the quarters ended December 31, 2012 and 2011.

December 31, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.51	$0.20	$0.16	$0.10	$(0.03)	$(0.08)	$0.86

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities	—	—	—	—	0.03	—	0.03
Discontinued operations	—	—	—	—	—	—	—
Diluted EPS – adjusted	$0.51	$0.20	$0.16	$0.10	$—	$(0.08)	$0.89

December 31, 2011	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.57	$0.23	$0.15	$0.16	$(0.59)	$(0.03)	$0.49

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities at Integrys Energy Services	—	—	—	—	0.56	—	0.56
Tax benefit related to health care reform legislation	(0.07)	—	—	—	—	—	(0.07)
Discontinued operations	—	—	—	—	—	(0.01)	(0.01)
Impairment losses on property, plant, and equipment	—	—	—	—	0.03	—	0.03
Net gain on disposition related to Integrys Energy Services' strategy change	—	—	—	—	—	—	—
Diluted EPS – adjusted	$0.50	$0.23	$0.15	$0.16	$—	$(0.04)	$1.00

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the years ended December 31, 2012 and 2011.

December 31, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$93.4	$107.9	$52.4	$25.9	$15.2	$(13.4)	$281.4

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	(0.1)	—	—	—	(26.7)	—	(26.8)
Reversal of tax expense related to health care reform legislation	(1.2)	(4.7)	—	—	—	—	(5.9)
Discontinued operations	—	—	—	—	11.5	(1.8)	9.7
Adjusted earnings (loss)	$92.1	$103.2	$52.4	$25.9	$—	$(15.2)	$258.4

December 31, 2011 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$103.3	$100.5	$47.8	$31.0	$(37.1)	$(18.1)	$227.4

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities at Integrys Energy Services	—	—	—	—	33.4	—	33.4
Tax expense (benefit) related to health care reform legislation	(5.4)	1.3	—	—	—	(0.1)	(4.2)
Discontinued operations	—	—	—	—	(1.0)	0.5	(0.5)
Tax expense (benefit) resulting from Michigan law change	(0.8)	—	0.2	—	1.0	4.0	4.4
Impairment losses on property, plant, and equipment	—	—	—	—	2.8	—	2.8
Restructuring expense	—	0.1	—	—	1.1	—	1.2
Net gain on disposition related to Integrys Energy Services' strategy change	—	—	—	—	(0.2)	—	(0.2)
Adjusted earnings (loss)	$97.1	$101.9	$48.0	$31.0	$—	$(13.7)	$264.3

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the years ended December 31, 2012 and 2011.

December 31, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$1.18	$1.36	$0.66	$0.32	$0.20	$(0.17)	$3.55

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.34)	—	(0.34)
Reversal of tax expense related to health care reform legislation	(0.01)	(0.06)	—	—	—	—	(0.07)
Discontinued operations	—	—	—	—	0.14	(0.02)	0.12
Diluted EPS – adjusted	$1.17	$1.30	$0.66	$0.32	$—	$(0.19)	$3.26

December 31, 2011	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$1.31	$1.27	$0.60	$0.39	$(0.47)	$(0.23)	$2.87

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities at Integrys Energy Services	—	—	—	—	0.42	—	0.42
Tax expense (benefit) related to health care reform legislation	(0.07)	0.02	—	—	—	—	(0.05)
Discontinued operations	—	—	—	—	(0.01)	0.01	—
Tax expense (benefit) resulting from Michigan law change	(0.01)	—	—	—	0.01	0.05	0.05
Impairment losses on property, plant, and equipment	—	—	—	—	0.04	—	0.04
Restructuring expense	—	—	—	—	0.01	—	0.01
Net gain on disposition related to Integrys Energy Services' strategy change	—	—	—	—	—	—	—
Diluted EPS – adjusted	$1.23	$1.29	$0.60	$0.39	$—	$(0.17)	$3.34

Non-GAAP Adjusted Earnings Variance Drivers - By Segment
Three Months Ended December 31, 2012
(Millions)

ADJUSTED EARNINGS FOR THREE MONTHS ENDED DECEMBER 31, 2011		$79.5

Variance Driver by Segment	Variance

Natural Gas Utility
Increase in margins driven by rate orders	$6.0
Increase in operating expenses driven by an increase in natural gas distribution costs	(4.0)
Other	(1.0)
		1.0

Electric Utility
Decrease in margins due to rate case effects at Wisconsin Public Service Corporation	(3.4)
Decrease in retail margins due to lower sales volumes, net of decoupling	(1.5)
Decrease in wholesale margins driven by lower sales volumes	(0.7)
Tax rate differences, partially driven by Wisconsin Public Service Corporation's election of a Section 1603 grant in lieu of production tax credits for its Crane Creek wind project	2.5
Increase in margins due to the electric rate increase at Upper Peninsula Power Company	0.9
		(2.2)

Electric Transmission Investment
Increase in earnings from investment		0.4

Integrys Energy Services
Increase in operating expenses, due in part to an increase in professional fees primarily related to the expansion of the residential and small commercial customer business	(3.1)
Decrease in wholesale margins, due to residual contracts related to a portion of the business sold in 2010	(2.1)
Decrease in realized retail margins, driven by continued competitive pressure on per-unit margins, partially offset by higher sales volumes	(1.6)
Other	1.8
		(5.0)

Holding Company and Other
Increase in net loss at Integrys Transportation Fuels, LLC	(2.8)
Other	(0.7)
		(3.5)

ADJUSTED EARNINGS FOR THREE MONTHS ENDED DECEMBER 31, 2012		$70.2

Non-GAAP Adjusted Earnings Variance Drivers - By Segment
Twelve Months Ended December 31, 2012
(Millions)

ADJUSTED EARNINGS FOR TWELVE MONTHS ENDED DECEMBER 31, 2011		$264.3

Variance Driver by Segment	Variance

Natural Gas Utility
Decrease in sales volumes, primarily driven by warmer weather, net of decoupling	$(26.2)
Increase in operating expenses driven by an increase in natural gas distribution costs	(11.9)
Net increase in margins due to rate orders	33.7
Other	(0.6)
		(5.0)

Electric Utility
Decrease in interest expense, driven by the repayment of long-term debt in 2011	3.5
Increase in margins due to the electric rate increase at Upper Peninsula Power Company	3.1
Tax rate differences, partially driven by Wisconsin Public Service Corporation's election of a Section 1603 grant in lieu of production tax credits for its Crane Creek wind project	2.8
Decrease in operating expenses, driven by a decrease in bad debt expense	2.5
Decrease in margins due to rate case effects at Wisconsin Public Service Corporation	(5.7)
Decrease in wholesale margins driven by lower sales volumes	(3.9)
Decrease in retail margins due to lower sales volumes, net of decoupling	(1.0)
		1.3

Electric Transmission Investment
Increase in earnings from investment		4.4

Integrys Energy Services
Decrease in realized retail margins, driven by continued competitive pressure on per-unit margins and warmer weather, partially offset by higher sales volumes	(5.3)
Decrease in wholesale margins, due to residual contracts related to a portion of the business sold in 2010	(2.9)
Increase in operating expenses, due in part to an increase in professional fees primarily related to the expansion of the residential and small commercial customer business	(2.2)
Tax rate differences, driven by the remeasurement of uncertain tax positions	2.8
Increase in realized renewable energy asset margins, driven by continued investments in solar energy projects	1.7
Other	0.8
		(5.1)

Holding Company and Other		(1.5)

ADJUSTED EARNINGS FOR TWELVE MONTHS ENDED DECEMBER 31, 2012		$258.4

Integrys Energy Group, Inc.

Diluted Earnings Per Share Guidance Information

	Potential 2013
Diluted EPS Guidance	Low Scenario	High Scenario

Regulated natural gas utility segment	$1.00	$1.35

Regulated electric utility segment	1.25	1.33

Electric transmission investment segment	0.69	0.70

Integrys Energy Services
Core	0.26	0.32
Other – Discontinued Operations	(0.02)	(0.02)

Holding company and other segment	(0.19)	(0.12)

Integrys Energy Group Consolidated Diluted EPS *	$3.03	$3.53
Average Shares of Common Stock – Diluted (in millions)	79.7	79.7

Information on Special Items:
Diluted earnings per share guidance is adjusted for special items and their financial impact on the diluted earnings per share guidance for 2013.

Integrys Energy Group Consolidated Diluted EPS	$3.03	$3.53
Special Items (net of taxes)

Discontinued operations	0.02	0.02

Integrys Energy Group Consolidated Diluted EPS – Adjusted	$3.05	$3.55
Average Shares of Common Stock – Diluted (in millions)	79.7	79.7

Key Assumptions for 2013:

▪	Continued operational improvements

▪	Availability of generation units

▪	Normal weather conditions

▪	Not estimating the impact of derivative and inventory fair value accounting activities

* Note that the consolidated guidance is slightly narrower than the sum of the segments. Given the large segment ranges, we have slightly tempered the consolidated range.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except per share amounts)
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended
Regulated Natural Gas Utility Segment
Revenues	$853.4	$364.0	$239.3	$541.3	$1,998.0	$665.7	$253.7	$220.0	$532.6	$1,672.0
year-over-year change	(7.9)%	22.6%	2.1%	(9.7)%	(2.9)%	(22.0)%	(30.3)%	(8.1)%	(1.6)%	(16.3)%
Purchased natural gas costs	531.1	180.6	99.6	290.1	1,101.4	346.5	92.7	71.9	263.9	775.0
Margins	$322.3	$183.4	$139.7	$251.2	$896.6	$319.2	$161.0	$148.1	$268.7	$897.0
year-over-year change	0.9%	4.3%	(3.7)%	(5.2)%	(1.0)%	(1.0)%	(12.2)%	6.0%	7.0%	—%
margins/revenues	37.8%	50.4%	58.4%	46.4%	44.9%	47.9%	63.5%	67.3%	50.5%	53.6%
Operating and maintenance expense	139.8	130.8	121.1	131.9	523.6	135.3	127.0	119.7	145.5	527.5
Depreciation and amortization expense	31.2	31.3	31.7	31.9	126.1	32.4	32.7	33.2	33.5	131.8
Taxes other than income taxes	9.4	8.2	8.7	9.3	35.6	9.5	8.6	9.0	8.5	35.6
Operating income (loss)	141.9	13.1	(21.8)	78.1	211.3	142.0	(7.3)	(13.8)	81.2	202.1
year-over-year change	2.0%	35.1%	(24.8)%	(0.1)%	6.7%	0.1%	N/M(1)	(36.7)%	4.0%	(4.4)%
Net income (loss) attributed to common shareholders	$77.2	$1.2	$(20.0)	$44.9	$103.3	$78.6	$(11.2)	$(14.0)	$40.0	$93.4
Total throughput in therms	1,693.5	678.6	454.5	1,042.8	3,869.4	1,372.3	601.8	462.3	1,131.6	3,568.0
year-over-year change	7.1%	27.8%	0.7%	(10.8)%	3.6%	(19.0)%	(11.3)%	1.7%	8.5%	(7.8)%
Retail throughput in therms
Residential	782.4	228.6	95.6	434.9	1,541.5	606.4	171.0	87.2	460.2	1,324.8
Commercial and industrial	238.4	67.0	37.1	127.0	469.5	183.4	51.0	36.3	135.3	406.0
Other	21.5	12.2	12.0	15.6	61.3	18.7	14.2	23.3	19.1	75.3
Total retail throughput in therms	1,042.3	307.8	144.7	577.5	2,072.3	808.5	236.2	146.8	614.6	1,806.1
Transport throughput in therms
Residential	114.5	39.5	16.6	66.8	237.4	87.1	31.3	15.8	69.8	204.0
Commercial and industrial	536.7	331.3	293.2	398.5	1,559.7	476.7	334.3	299.7	447.2	1,557.9
Total transport throughput in therms	651.2	370.8	309.8	465.3	1,797.1	563.8	365.6	315.5	517.0	1,761.9
Regulated Electric Utility Segment
Revenues	$322.6	$315.4	$367.5	$301.8	$1,307.3	$307.0	$311.8	$366.8	$311.8	$1,297.4
year-over-year change	(3.7)%	(1.7)%	(1.9)%	(2.2)%	(2.4)%	(4.8)%	(1.1)%	(0.2)%	3.3%	(0.8)%
Fuel and purchased power costs	137.8	133.6	157.5	117.4	546.3	127.5	135.5	160.9	138.2	562.1
Margins	$184.8	$181.8	$210.0	$184.4	$761.0	$179.5	$176.3	$205.9	$173.6	$735.3
year-over-year change	(5.0)%	(1.4)%	(4.6)%	4.7%	(1.8)%	(2.9)%	(3.0)%	(2.0)%	(5.9)%	(3.4)%
margins/revenues	57.3%	57.6%	57.1%	61.1%	58.2%	58.5%	56.5%	56.1%	55.7%	56.7%
Operating and maintenance expense	101.0	106.5	102.7	111.3	421.5	100.3	99.8	96.6	108.9	405.6
Restructuring expense	0.2	—	—	—	0.2	—	—	—	—	—
Depreciation and amortization expense	22.1	22.0	22.0	22.4	88.5	22.0	22.1	22.3	22.6	89.0
Taxes other than income taxes	12.3	12.0	11.9	11.4	47.6	12.9	11.7	11.7	11.3	47.6
Operating income	49.2	41.3	73.4	39.3	203.2	44.3	42.7	75.3	30.8	193.1
year-over-year change	(11.2)%	(19.2)%	(9.4)%	29.7%	(6.7)%	(10.0)%	3.4%	2.6%	(21.6)%	(5.0)%
Net income attributed to common shareholders	$25.1	$18.2	$39.5	$17.7	$100.5	$24.3	$20.9	$47.2	$15.5	$107.9
Sales in kilowatt-hours	3,837.1	3,809.6	4,293.8	4,011.2	15,951.7	3,797	3,950.9	4,642.7	3,943.2	16,333.8
year-over-year change	(2.5)%	(3.4)%	(1.6)%	(8.2)%	(3.8)%	(1.0)%	3.7%	8.1%	(1.7)%	2.4%
Residential	814.3	685.2	882.4	753.7	3,135.6	775.2	687.4	897.2	746.8	3,106.6
Commercial and industrial	2,053.2	2,093.4	2,275.9	2,098.4	8,520.9	2,087.8	2,137.2	2,275.4	2,074.1	8,574.5
Wholesale	958.6	1,023.2	1,127.1	1,147.9	4,256.8	923.1	1,118.7	1,461.8	1,111.1	4,614.7
Other	11.0	7.8	8.4	11.2	38.4	10.9	7.6	8.3	11.2	38.0
Electric Transmission Investment Segment
American Transmission Company (ATC)
Equity contributions to ATC	$3.4	$2.5	$2.6	$—	$8.5	$3.4	$5.1	$8.5	$3.4	$20.4
After-tax equity earnings recognized from ATC investment	11.4	12.0	12.2	12.2	47.8	13.3	13.1	13.4	12.6	52.4

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' natural gas sales volumes)
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended
Nonregulated Segment - Integrys Energy Services
Nonregulated revenues	$449.2	$331.9	$330.1	$261.9	$1,373.1	$269.6	$269.1	$335.6	$344.2	$1,218.5
Nonregulated cost of fuel, natural gas, and purchased power	400.6	288.4	288.3	288.0	1,265.3	270.1	188.8	258.8	303.7	1,021.4
Margins	$48.6	$43.5	$41.8	$(26.1)	$107.8	$(0.5)	$80.3	$76.8	$40.5	$197.1

Margin Detail:
Electric and renewable energy asset margins	32.9	34.8	39.9	(24.3)	83.3	(23.8)	67.7	72.5	27.3	143.7
Natural gas margins	15.7	8.7	1.9	(1.8)	24.5	23.3	12.6	4.3	13.2	53.4
Margins	48.6	43.5	41.8	(26.1)	107.8	(0.5)	80.3	76.8	40.5	197.1
Retail Electric Realized Unit Margins	$6.88	$8.01	$7.79	$9.08	$7.93	$5.79	$7.23	$6.78	$7.48	$6.84
Retail Natural Gas Realized Unit Margins	$0.48	$0.29	$0.23	$0.42	$0.39	$0.54	$0.25	$0.19	$0.34	$0.37

Operating and maintenance expense	29.3	25.2	22.5	22.1	99.1	27.5	24.9	25.5	28.1	106.0
Restructuring expense	1.0	0.8	—	—	1.8	—	—	—	—	—
Impairment losses on property, plant, and equipment	—	—	—	4.6	4.6	—	—	—	—	—
Net gain on Integrys Energy Services dispositions related to strategy change	(0.1)	(0.1)	—	(0.1)	(0.3)	—	—	—	—	—
Depreciation and amortization expense	2.7	2.6	2.6	2.4	10.3	2.3	2.4	2.7	2.9	10.3
Taxes other than income taxes	1.5	1.7	0.8	1.7	5.7	1.3	0.3	0.6	0.3	2.5
Operating income (loss)	14.2	13.3	15.9	(56.8)	(13.4)	(31.6)	52.7	48.0	9.2	78.3

Discontinued operations, net of tax	1.0	(1.5)	1.2	0.3	1.0	(1.0)	(1.8)	(8.2)	(0.5)	(11.5)

Net income (loss) attributed to common shareholders	$10.8	$6.0	$10.9	$(33.8)	$(6.1)	$(20.1)	$30.9	$24.2	$6.1	$41.1
Physically settled volumes
Retail electric sales volumes in kilowatt-hours	2,952.5	2,997.0	3,504.6	2,962.4	12,416.5	2,918.9	3,082.7	4,010.6	3,330.9	13,343.1
Wholesale assets and distributed solar electric sales volumes in kilowatt-hours (1)	19.1	22.4	21.4	21.6	84.5	22.2	24.4	26.3	19.8	92.7
Retail natural gas sales volumes in billion cubic feet	48.5	23.9	18.3	34.8	125.5	43.8	23.3	22.3	40.6	130.0
Nonregulated Segment - Holding Company and Other
Net income (loss) attributed to common shareholders	$(1.8)	$(8.3)	$(5.7)	$(2.3)	$(18.1)	$2.8	$(4.9)	$(5.1)	$(6.2)	$(13.4)
Notes:
(1) The volumes related to the remaining wholesale electric contracts are not significant.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended
Weather information:
Heating and Cooling Degree Days - WPS
Heating Degree Days - Actual	3,892	1,084	246	2,302	7,524	2,864	748	252	2,492	6,356
period-over-period change	13.0%	45.7%	8.4%	(13.6)%	6.3%	(26.4)%	(31.0)%	2.4%	8.3%	(15.5)%
compared with normal	6.3%	10.8%	10.8%	(13.3)%	0.1%	(22.7)%	(24.7)%	14.5%	(5.2)%	(15.8)%
Heating Degree Days - Normal	3,660	978	222	2,654	7,514	3,705	994	220	2,629	7,548
Cooling Degree Days - Actual	—	102	494	7	603	11	264	514	—	789
period-over-period change	N/M (1)	(26.1)%	3.3%	N/M (1)	(2.1)%	N/M (1)	158.8%	4.0%	(100.0)%	30.8%
compared with normal	N/M (1)	(26.1)%	46.6%	40.0%	25.6%	N/M (1)	107.9%	49.9%	(100.0)%	66.1%
Cooling Degree Days - Normal	—	138	337	5	480	—	127	343	5	475
Heating and Cooling Degree Days - UPPCO
Heating Degree Days - Actual	4,108	1,487	346	2,735	8,676	3,282	1,182	434	2,851	7,749
period-over-period change	14.4%	34.0%	(19.5)%	(4.7)%	8.4%	(20.1)%	(20.5)%	25.4%	4.2%	(10.7)%
compared with normal	3.3%	6.8%	(16.6)%	(6.1)%	(0.2)%	(18.5)%	(16.4)%	5.3%	(1.8)%	(11.5)%
Heating Degree Days - Normal	3,977	1,392	415	2,913	8,697	4,029	1,414	412	2,902	8,757
Cooling Degree Days - Actual	—	31	270	4	305	—	99	236	—	335
period-over-period change	N/M (1)	(45.6)%	10.7%	N/M (1)	1.3%	N/M (1)	219.4%	(12.6)%	(100.0)%	9.8%
compared with normal	N/M (1)	(40.4)%	66.7%	300.0%	41.9%	N/M (1)	94.1%	42.2%	(100.0)%	53.7%
Cooling Degree Days - Normal	—	52	162	1	215	—	51	166	1	218
Heating Degree Days - MGU
Heating Degree Days - Actual	3,316	791	161	1,916	6,184	2,472	659	178	2,060	5,369
period-over-period change	9.1%	54.2%	34.2%	(14.4)%	4.6%	(25.5)%	(16.7)%	10.6%	7.5%	(13.2)%
compared with normal	5.2%	—%	12.6%	(14.4)%	(2.2)%	(20.8)%	(16.1)%	35.9%	(4.7)%	(13.4)%
Heating Degree Days - Normal	3,151	791	143	2,238	6,323	3,122	785	131	2,162	6,200
Heating Degree Days - MERC
Heating Degree Days - Actual (northern service territory)	4,660	1,308	394	2,948	9,310	3,608	1,086	427	3,424	8,545
period-over-period change	11.4%	24.9%	(13.4)%	(10.7)%	3.6%	(22.6)%	(17.0)%	8.4%	16.1%	(8.2)%
compared with normal	5.1%	3.6%	(7.7)%	(12.8)%	(2.0)%	(19.6)%	(15.4)%	0.5%	2.2%	(10.5)%
Heating Degree Days - Normal (northern service territory)	4,433	1,262	427	3,382	9,504	4,490	1,283	425	3,350	9,548
Heating Degree Days - Actual (southern service territory)	3,920	869	204	2,306	7,299	2,851	596	175	2,572	6,194
period-over-period change	6.5%	48.3%	11.5%	(15.8)%	1.5%	(27.3)%	(31.4)%	(14.2)%	11.5%	(15.1)%
compared with normal	6.1%	3.5%	(1.0)%	(16.1)%	(2.5)%	(23.8)%	(29.7)%	(13.4)%	(5.2)%	(17.5)%
Heating Degree Days - Normal (southern service territory)	3,694	840	206	2,747	7,487	3,742	848	202	2,713	7,505
Heating Degree Days - PGL and NSG
Heating Degree Days - Actual	3,340	853	153	1,838	6,184	2,379	530	111	2,022	5,042
period-over-period change	6.9%	61.9%	115.5%	(19.7)%	2.9%	(28.8)%	(37.9)%	(27.5)%	10.0%	(18.5)%
compared with normal	7.8%	21.3%	82.1%	(16.7)%	1.5%	(24.3)%	(26.7)%	27.6%	(7.8)%	(18.0)%
Heating Degree Days - Normal	3,099	703	84	2,207	6,093	3,144	723	87	2,192	6,146
Notes:
(1) Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)

Other Information:
Capital Expenditures	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended
Regulated utility expenditures	$47.3	$58.0	$80.4	$97.7	$283.4	$109.7	$111.3	$171.1	$146.9	$539.0
Integrys Energy Services	1.2	3.3	5.8	6.4	16.7	8.2	7.5	11.3	3.9	30.9
Other	2.7	2.0	2.5	2.8	10.0	5.1	7.4	6.2	5.7	24.4
Total Capital Expenditures	$51.2	$63.3	$88.7	$106.9	$310.1	$123.0	$126.2	$188.6	$156.5	$594.3

Nonregulated Segment - Integrys Energy Services	Forward Contracted Volumes at 12/31/11			Forward Contracted Volumes at 12/31/12
	1/1/12 - 12/31/12	1/1/13 - 12/31/13	Post 12/31/13	1/1/13 - 12/31/13	1/1/14 - 12/31/14	Post 12/31/14
Retail natural gas sales volumes - billion cubic feet	82.0	17.1	4.4	94.8	23.6	8.7
Retail electric sales volumes - million kilowatt-hours	9,965	4,431	1,612	16,092	6,069	1,771

These tables represent physical sales contracts for natural gas and electric power for delivery or settlement in future periods related to retail natural gas and retail electric businesses that Integrys Energy Services plans on retaining in conjunction with its revised strategy.

Nonregulated Segment - Integrys Energy Services	Wholesale Counterparty Credit Exposure at 12/31/11				Wholesale Counterparty Credit Exposure at 12/31/12
	Exposure				Exposure
Counterparty Rating	Total	< 1 Year	1 - 3 Years	> 3 Years	Total	< 1 Year	1 - 3 Years	> 3 Years
Investment grade - regulated utilities	$8.9	$7.0	$1.9	$—	$3.9	$3.9	$—	$—
Investment grade - other	1.6	1.0	0.6	—	2.0	2.0	—	—
Non-investment grade - regulated utilities	—	—	—	—	—	—	—	—
Non-investment grade - other	2.4	2.4	—	—	0.4	0.2	—	0.2
Non-rated - regulated utilities	1.1	1.0	0.1	—	—	—	—	—
Non-rated - other	0.1	0.1	—	—	1.3	0.8	0.5	—
Total Exposure	$14.1	$11.5	$2.6	$—	$7.6	$6.9	$0.5	$0.2

The investment and non-investment grade categories are determined by publicly available credit ratings of the counterparty or the rating of any guarantor, whichever is higher.  Investment grade counterparties are those with a senior unsecured Moody's rating of Baa3 or above or a Standard & Poor's rating of BBB- or above.  Exposure considers netting of accounts receivable and accounts payable where netting agreements are in place, as well as net mark-to-market exposure.